SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 1999




                              LEGACY SOFTWARE, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     0-28330                95-4561156
(State or Other Jurisdiction of       (Commission             (IRS Employer
      of Incorporation)               File Number)         Identification No.)


                      5757 W. Century Boulevard, Suite 700
                          Los Angeles, California 90045
                    (Address of Principal Executive Offices)


                                 (310) 348-7266
                         (Registrant's Telephone Number)

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
              ----------------------------------------------

         On February 4, 1999, the Board of Directors of Legacy Software, Inc., a Delaware corporation (the "Company"), appointed Mayer Rispler & Company, P.C. ("Rispler") as the independent public accountants - auditors of the Company effective this date. Rispler replaces BDO Seidman, LLP which resigned as independent public accountants of the Company on January 14, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 9, 1999                          LEGACY SOFTWARE, INC.




                                      By: /s/ C. Harold Snyder
                                         ---------------------------------------
                                          C. Harold Snyder
                                          Chief Financial Officer